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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 12, 2003
                                                         -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      United States                    0-49711               04-3693643
      -------------                   ---------              ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                 660 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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The Registrant hereby amends Item 7. Financial Statements, Pro Forma Financial
Information and Exhibits of its Current Report on Form 8-K dated December 12, 2003 and filed on December 22, 2003 as set forth herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) The financial statements of Windsor Locks at and for the years ended June 30, 2003 and 2002 were filed in the Registrant's Form 8-K, dated December 12, 2003.

            The following unaudited financial statements of Windsor Locks Community Bank, FSL at and for the three months ended September 30, 2003 and 2002 are attached hereto as Exhibit 99.1:

            Statements of Financial Condition at September 30, 2003 and 2002 Statements of Operations for the three months ended September 30,
                  2003 and 2002

      (b) The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2003 and the unaudited pro forma consolidated condensed combined statement of operations for the six months ended September 30, 2003 and for the year ended March 31, 2003 are attached hereto as Exhibit 99.2.

      (c)   Exhibits: The following exhibits are filed as part of this report:

            Exhibit No.       Description
            -----------       -----------

            99.1 Unaudited financial statements of Windsor Locks Community Bank, FSL at and for the three months ended September 30, 2003 and 2002.

            99.2 Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2003 and the unaudited pro forma consolidated condensed combined statement of operations for the six months ended September 30, 2003 and for the year ended March 31, 2003.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 11, 2004               By: /s/ David J. O'Connor
                                           -------------------------------------
                                           David J. O'Connor
                                           President and Chief Executive Officer